                                                                   EXHIBIT 10.14
                                                                   -------------

                    INDEPENDENT CONTRACTOR SALES AGREEMENT
                    --------------------------------------

     This Independent Contractor Sales Agreement (the "Agreement") is entered into as of January 1, 1998, by and between Nutraceutical Corporation, a Delaware corporation ("Nutraceutical") and Federal_Tax_Name ("Independent Contractor"). Nutraceutical and Independent Contractor are sometimes collectively referred to herein as the "Parties" and individually as a "Party."

                                   RECITALS

     A. Nutraceutical is in the business of manufacturing and marketing quality natural nutritional supplements under the Solaray, KAL, NaturalMax, Premier One, Veg Life and Solar Green brand names and such additional brand names as Nutraceutical may from time to time announce as being part of its "Family of Brands" (the "Products"). Nutraceutical sells the Products domestically only to health food stores which meet the then current Nutraceutical Health Food Retailer Standard, as modified from time to time ("Health Food Stores"). A copy of the current Health Food Retailer Standard is attached at Exhibit A.

     B. Independent Contractor is experienced in the marketing and promotion of nutritional supplements, and wishes to promote the sale of the Products, and Nutraceutical wishes to engage Independent Contractor to promote the sale of the Products, all on the terms and conditions set forth herein.

                                   AGREEMENT

     In consideration of the mutual covenants and agreements set forth herein, Nutraceutical and Independent Contractor agree as follows:

     1.  Engagement.  Nutraceutical hereby engages Independent Contractor as an
         ----------
independent contractor, and not as an employee, and Independent Contractor hereby accepts the engagement, upon the terms and conditions set forth herein, to promote the sale of the Products to Health Food Stores. Independent Contractor is engaged to perform its services solely in the geographical region (the "Area") and with respect to the accounts to be assigned, from time to time, by Nutraceutical (the "Assigned Accounts"). Independent Contractor may also visit Health Food Stores which are not already customers of Nutraceutical and encourage them to submit appropriate applications to be accepted by Nutraceutical to carry the Products. Such Health Food Stores, if accepted, will either become Assigned Accounts or will be assigned to the Nutraceutical telemarketing department, at the discretion of Nutraceutical. The Assigned Accounts may be designated by geography, by accounts, by sub-accounts, or by any combination of the foregoing or other factors designated by Nutraceutical. Nutraceutical shall endeavor to give Independent Contractor seven (7) days prior written notice of any change in the Area or the Assigned Accounts, but any such change shall become effective upon written notice from Nutraceutical.

     2.  Capacity and Duties.  Independent Contractor shall diligently represent
         -------------------
and promote the sale of the Products to Assigned Accounts and to Health Food Stores within the Area using legal methods for the advertising, marketing and sale of dietary supplements and other products. Independent Contractor shall be responsible in all respects for determining the means of accomplishing the objectives established hereunder, as long as such means are in compliance with the terms set forth herein. However, Independent Contractor shall, at a minimum
(a) visit and conduct an assessment of every Assigned Account and its relationship with Nutraceutical and its Products on a monthly basis; (b) ensure that each Assigned Account is familiar with and aware of all the Products, and regularly receives information relative to discounts and special promotions; and
(c) monitor inventory, perform in-store demonstrations and assist Assigned Accounts in arranging shelves and promotional displays, as requested by such Assigned Accounts. Independent Contractor shall conduct its own business and may employ sales representatives, agents and employees for purposes of fulfilling Independent Contractor's duties under this Agreement, as set forth herein. Independent Contractor is not and shall not be construed as an employee, distributor, dealer, franchisee or partner of Nutraceutical, and assumes the entire liability for any loss suffered in connection with its business operations. Independent Contractor shall be solely responsible for the control, supervision and direction of its sales representatives, agents and employees, and for their compensation, expenses and all other associated costs and liabilities, as well as those of Independent Contractor. Independent Contractor acknowledges that from time to time Nutraceutical may publish Sales Guidelines which include information on commissions and other payments available to Independent Contractor, information on current discount and promotional programs, recommendations for appropriate sales techniques and forms for submitting or requesting information. The Sales Guidelines are incorporated herein by reference, but shall not be construed to provide, and should not be interpreted as providing, mandatory requirements for the internal operation of Independent Contractor's business or method of doing business, but shall instead be construed as providing general guidelines for establishing a productive working relationship between Independent Contractor, Nutraceutical and Assigned Accounts. Independent Contractor shall make arrangements to have access to facsimile equipment over which the Independent Contractor can send and receive documents at any time.

     3.  Payment.  In consideration of Independent Contractor's services
         -------
provided hereunder, as well as in consideration of the covenants set forth herein, Independent Contractor shall be paid for such services based upon sales of the Products according to such payment programs as may be established from time to time by Nutraceutical. Independent Contractor acknowledges and accepts the fact that the payment program may include a growth-based incentive element, which would provide Independent Contractor with extra payments based on growth in sales with respect to the Assigned Accounts and/or Area, and which may also provide for penalties or reduced payments based on failure to meet minimum growth levels, which may also constitute default and grounds for termination. Independent Contractor acknowledges and agrees that (a) the amounts payable to Independent Contractor are based on a number of factors, including Nutraceutical's then current commission and discount programs, the date on which orders are received, whether credits or returns occur, and whether Independent Contractor complies with all other provisions of this Agreement, and (b) Nutraceutical shall have the right, in its sole discretion, to exercise judgment and discretion in determining what is fair and reasonable in given circumstances with respect to the proper calculation of what payments are owing to Independent Contractor, and its determination shall be final. Furthermore, Independent Contractor agrees that Nutraceutical's commission and payment program shall be treated as Confidential pursuant to Section 6, and expressly accepts and consents to the fact that Nutraceutical does not release data relative to its method of calculating payments due, either to Independent Contractor or any other party. Independent Contractor agrees that the assignment of the Area and Assigned Accounts to Independent Contractor, and the modification of this assignment from time to time, is under Nutraceutical's sole control and may be changed from time to time. These changes may be based on suggestions or requests from the Independent Contractor, Assigned Accounts, or other business factors. Because these changes may occur at times other than the beginning or end of a particular month, payment for Independent Contractor's services for a month in which a change occurs shall be based upon the designation of the Assigned Accounts effective as of the end of such month. Nutraceutical shall endeavor to give Independent Contractor seven (7) days prior written notice of any changes to its payment schedule, but any such changes shall be effective upon delivery of such payment schedule to Independent Contractor with respect to sales which occur following such date. The payments made by Nutraceutical pursuant to its then current commission and payment programs shall be Independent Contractor's sole compensation for the services rendered hereunder, and all costs, expenses and charges incurred in connection with such services shall be the sole responsibility of Independent Contractor. Any payments owing Independent Contractor normally shall be made by wire transfer to the Independent Contractor at an account designated in writing by Independent Contractor, or by another method selected by Nutraceutical.

     4.  Terms and Conditions of Sale.  Independent Contractor has no power to
         ----------------------------
offer to sell the Products or to accept orders on behalf of Nutraceutical, but may solicit purchase orders from the Assigned Accounts or other Health Food Stores in the Area (as long as such Health Food Stores are not designated by Nutraceutical to be assigned to its telephone marketing department or some other Nutraceutical marketing arm or division). The Products shall be sold and shipped by Nutraceutical according to such terms and conditions of sale, and such discount and credit policies, as Nutraceutical shall from time to time publish. Independent Contractor shall not represent to any party that any other or additional terms and conditions are available from Nutraceutical and shall not under any circumstances purport to accept any purchase order or contract on behalf of Nutraceutical.

     5.  Compliance with Law; Additional Obligations.  Independent Contractor
         -------------------------------------------
shall be solely responsible for complying with all laws, regulations and orders which are in any way applicable to its duties or business. Without limiting the generality of the foregoing, Independent Contractor shall (a) be solely responsible for making, executing and filing any and all reports and applications, and paying all fees and fines, and obtaining all business and other licenses, as required by applicable law, regulation or public authority with respect to the services provided hereunder, Independent Contractor's business, and the advertising, marketing, distribution and sale of the Products within the Area; (b) abide by applicable federal, state, and local laws, rules, regulations and orders of every nature in connection with such advertising, marketing and sale of the Products; (c) declare and pay all local, state and federal taxes, fees and charges of any kind that may accrue or be owing by virtue of Independent Contractor's services, the payments received by Independent

Contractor or the business conducted by Independent Contractor; and (d) provide all services and perform its duties hereunder in accordance with the highest standards of the industry. Independent Contractor shall also ensure that its sales representatives, employees and agents are adequately trained and licensed to carry out Independent Contractor's responsibilities and duties hereunder, and comply with all of the foregoing requirements.

     6.  Product Representations.  Independent Contractor acknowledges that the
         -----------------------
Products are not intended to, and Independent Contractor agrees not to represent that the products shall or are intended to, diagnose, mitigate, treat, cure or prevent any disease, damage or dysfunction. Instead, the Products are intended solely for food, dietary supplementation, and personal care purposes. Neither Independent Contractor nor its sales representatives, agents or employees shall make any claims of any kind with respect to the Products other than those specifically contained in Nutraceutical's Authorized Literature, as hereinafter defined. Nutraceutical's Authorized Literature is defined as and limited to documents which (a) have the name "Nutraceutical" or the name of one of the Nutraceutical "Family of Brands" clearly placed upon the document; (b) are not marked "Confidential"; and (c) originate and are available only from Nutraceutical's principal places of business in Ogden, Utah and Park City, Utah. Independent Contractor assumes full responsibility for any statement made by Independent Contractor, its sales representatives, agents or employees which is not explicitly made in the Authorized Literature. Independent Contractor agrees that although Nutraceutical may from time to time provide Independent Contractor copies of publications, articles, books, chapters, or abstracts prepared and published by third parties (the "Third Party Literature"), Nutraceutical is doing so only to provide Independent Contractor with convenient access to general nutritional information. Nutraceutical shall not be deemed to have reviewed and approved of such Third Party Literature, whether by virtue of supplying it or referring to it in Authorized Literature.

     7.  Indemnity.
         ---------

     (a) Independent Contractor shall and hereby does agree to defend, indemnify and hold harmless Nutraceutical and its affiliates, officers, directors, agents and employees and their respective successors and assigns from and against all loss, liability cost, expense and claim, including reasonable attorneys' fees and court costs, arising out of or relating to (i) any breach by Independent Contractor or its sales representatives, agents or employees of any of Independent Contractor's covenants, agreements, representations or warranties contained in this Agreement; or (ii) any negligent or intentional act or omission of Independent Contractor or its sales representatives, agents or employees.

     (b) Nutraceutical shall and hereby does agree to defend, indemnify and hold harmless the Independent Contractor and his/her employees and respective successors and assigns from and against all loss, liability, cost, expense and claim, including reasonable attorneys' fees and court costs, arising out of or relating to (i) any breach by Nutraceutical of any of Nutraceutical's covenants, agreements, representations or warranties contained in this Agreement; or (ii) any claim by any third party (other than Independent Contractor or its sales representatives, agents or employees, or their heirs and successors) that the Products are unreasonably dangerous or defective.

8.   Confidentiality; Restrictive Covenant
     -------------------------------------

     (a) As used herein, "Confidential Information" means any information relating to the past, present or prospective activities of Nutraceutical or its affiliates which involves or is associated with: (i) the Products, or any processes or formulas associated with creating the same, or any inventions, trade secrets, know-how, discoveries, recipes, drawings, designs, research, patent applications, plans or specifications relating thereto; (ii) business plans, customers (including customer lists and customer purchasing information), suppliers, clients, business contacts and contracts, methods of doing business, business objectives and goals; or (iii) business opportunities, costs and pricing strategies, marketing techniques and plans, and negotiating strategies with respect to any business activities. Confidential Information shall not include any information that is, or without violation of this Agreement by Independent Contractor becomes, part of the public domain. Confidential Information also includes any information marked "Confidential" by Nutraceutical or any of its affiliates or employees. For the purposes of this Section 8, Independent Contractor shall include Independent Contractor's directors, officers, partners, sales representatives, employees, or agents, and any or all of them, to the extent such persons receive Confidential Information.

     (b) Independent Contractor agrees that it shall not, during the term of this Agreement and thereafter, disclose either any Confidential Information or component thereof or to any person, firm, or corporation, or use any Confidential Information or Third Party Literature in any way contrary to the best interests of Nutraceutical. Independent Contractor shall not use and shall not permit to be used any Confidential Information for any purpose other than as provided by or contemplated in this Agreement. Independent Contractor shall not photocopy, transcribe, or otherwise reproduce any of the Confidential Information, except as may be necessary for its use of the Confidential Information for the purposes of and as permitted by this Agreement.

     (c) Upon termination of this Agreement, or at any other time Nutraceutical may request, Independent Contractor shall deliver to Nutraceutical all documents, notes, plans, memoranda, records, notebooks, printouts, software, computer disks and electronic medium containing either Confidential Information or Third Party Literature, including all copies thereof, then in its possession or the possession of any of its sales representatives, agents or employees.

     (d) During the term of this Agreement, Independent Contractor shall not, directly or indirectly, either by itself or through any person, firm or corporation, represent or offer for sale within the Area any product, product line or brand competitive with the Products. Competitive products, product lines and brands shall include, without limitations, all products in the form of two-piece capsules, tablets, softgel capsules, powders, liquids or granulations of herbs, vitamins, minerals or other nutritional or dietary supplements (including sport nutrition products). Independent Contractor shall keep Nutraceutical informed concerning all products, product lines and brands other than Nutraceutical's that Independent Contractor represents or offers for sale. In particular Independent Contractor shall provide to Nutraceutical a comprehensive written list of all products, product lines and brands other than Nutraceutical's that Independent Contractor represents or offers for sale at the following times: (i) upon the execution of this Agreement (ii) on or before July 15 of each year during the term hereof, within fifteen (15) days of agreeing to represent any other product, product line or brand, and (iv) at any other time within fifteen (15) days of Nutraceutical's written request. Failure to comply with the obligations set forth in this Section 8(d) may constitute grounds for termination or withholding commissions.

     9.  Term and Termination.
         --------------------

     (a) The term of this Agreement shall commence as of January 1, 1998, and shall automatically expire on December 31, 1998, subject to earlier termination pursuant to Section 9(b) below. The term of this Agreement may be renewed by mutual written agreement of the parties for additional periods of twelve (12) months each.

     This Agreement may be terminated by either party at any time effective upon written notice given to the other party.

     (c) Within fifteen (15) days of the expiration or termination of this Agreement, Independent Contractor shall return to Nutraceutical all Confidential Information, as well as any saleable product, promotional materials or other property of Nutraceutical, including any materials bearing any trademark owned by or licensed to Nutraceutical. Upon any termination or expiration of this Agreement, Independent Contractor shall immediately cease all use of any trademark owned by or licensed to Nutraceutical or its affiliates.

     (d) Upon expiration or termination of this Agreement, neither party shall be liable to the other party for, and each party hereby releases the other party from any liability arising from, any claim relating to or associated with termination of this Agreement pursuant to its terms, whether arising out of anticipated business or income, or related to the business or goodwill of the parties. Notwithstanding the foregoing, termination in accordance with this Agreement shall be without prejudice to any of the rights or liabilities of either party accrued at the date of termination.

     10.  Injunctive Relief.  Upon breach or threatened breach by Independent
          -----------------
Contractor or any of its sales representatives, agents or employees of any of the provisions of this Agreement, Nutraceutical shall be entitled to an injunction restraining Independent Contractor from such breach. Nothing herein shall be construed as prohibiting Nutraceutical from pursuing any other remedy available at law or in equity for such breach or threatened breach, including recovery of damages from Independent Contractor, for purposes of enforcement of the provisions of this Agreement, at law or in equity. Independent Contractor hereby submits to the exclusive jurisdiction of the courts of the State of Utah, both state and federal.

     11.  Survival of Covenants.  The provisions of this Agreement which by
          ---------------------
their terms should survive to effect the intent of the parties shall survive the expiration or earlier termination of this Agreement.

     12.  Assistance.  Independent Contractor may employ sales representatives,
          ----------
agents and
other employees to assist in the performance of Independent Contractor's duties hereunder, but shall remain liable in all respects for any breach or loss caused by any such party. Independent Contractor's sales representatives, agents and other employees shall agree in writing with Independent Contractor, in form substantially similar to the Acknowledgment attached as Exhibit B, to be bound by the provisions of this Agreement, and a copy of such signed Acknowledgment shall be sent to Nutraceutical within ten (10) days of the employment by Independent Contractor of such sales representative, agent, or other employee. However, the only persons who may conduct and satisfy the requirement for a monthly visit of each Assigned Account are those individuals who have been approved by Nutraceutical based on a minimum level of education and knowledge ("Approved Agents"). The current list of Approved Agents is set forth below the signature of Independent Contractor.

     13.  Assignment. Except as set forth in Section 12 above, neither
          ----------
Independent Contractor nor any of its sales representatives, agents or employees shall assign or transfer any rights or delegate any under this Agreement, and any attempt to do so shall be null and void. Nutraceutical may freely assign this Agreement and the rights hereunder and any of the provisions hereof to any affiliate of Nutraceutical, or to the purchaser of all or substantially all of the assets of Nutraceutical, without the consent of the Independent Contractor.

     14.  Tax Status and Returns. INDEPENDENT CONTRACTOR ACKNOWLEDGES AND AGREES
          ----------------------
THAT NEITHER NUTRACEUTICAL NOR ANY OF ITS AFFILIATES SHALL BE REQUIRED, WITH RESPECT TO INDEPENDENT CONTRACTOR OR ANY OF ITS SALES REPRESENTATIVES, AGENTS OR EMPLOYEES, AND NUTRACEUTICAL HEREBY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO (a) PROVIDE WORKERS' COMPENSATION OR UNEMPLOYMENT COVERAGE; (b) WITHHOLD OR REMIT ANY SOCIAL SECURITY OR WITHHOLDING TAXES, ALL OF WHICH SHALL BE THE RESPONSIBILITY OF INDEPENDENT CONTRACTOR; OR (c) ALLOW PARTICIPATION IN ANY DEFINED BENEFITS PLANS, MEDICAL INSURANCE COVERAGE PLANS OR PROGRAMS, OR SIMILAR BENEFIT PLANS OR PROGRAMS NORMALLY PROVIDED TO EMPLOYEES OF NUTRACEUTICAL OR ITS AFFILIATES. At all times during the term hereof and thereafter, Independent Contractor shall file all tax returns and other governmental filings and reports consistent with its status as an independent contractor, as defined in Treasury Regulation (S)31.3121 (d) - 1 (c) (2), and Independent Contractor shall indemnify Nutraceutical for any breach by Independent Contractor of this covenant, as well as with respect to the amount of any taxes, charges, assessments, penalties or fines paid by Nutraceutical or its affiliates as the result of Independent Contractor breaching this covenant, such as by not remitting employment taxes from the compensation payable under this Agreement.

     15.  Knowledge of Area and Nutritional Supplement Industry.  Independent
          -----------------------------------------------------
Contractor hereby represents, warrants and covenants that (i) it is knowledgeable with respect to the nutritional supplement industry and is familiar with the Products, and (ii) either Independent Contractor (or its primary shareholder, officer and director) lives and will live in the Area or within a reasonable distance therefrom, and is familiar with the Area and with the Health Food Stores located therein. Independent Contractor further agrees that any sales representative, agent or employee of

Independent Contractor who assists in the promotion of the Products shall likewise be knowledgeable with respect to the nutritional supplement industry, the Products, and the Area.

     16.  Disclaimer of Warranties and Limitation on Liability.
          ----------------------------------------------------

     (a) Nutraceutical warrants that the Products, when delivered, will be fit for human consumption. NUTRACEUTICAL MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, AND WHETHER OR NOT FOUND IN AUTHORIZED LITERATURE, WITH RESPECT TO THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED.

     (b) THE LIABILITY OF NUTRACEUTICAL ARISING UNDER OR BY REASON OF THIS AGREEMENT TO INDEPENDENT CONTRACTOR OR ANY OTHER PARTY SHALL IN NO EVENT EXCEED THE LIQUIDATED SUM OF THIRTY DAYS OF COMMISSIONS AND OTHER PAYMENTS PAID TO INDEPENDENT CONTRACTOR BY NUTRACEUTICAL, BASED ON THE AVERAGE MONTHLY PAYMENT EARNED BY INDEPENDENT CONTRACTOR DURING THE MOST RECENT TERM OF THIS AGREEMENT. IN NO EVENT SHALL NUTRACEUTICAL BE LIABLE FOR LOST PROFITS OR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER CONTRACT, STRICT LIABILITY OR TORT, EVEN IF NUTRACEUTICAL IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

     17.  Attorneys' Fees.  In any action or proceeding brought to enforce or
          ---------------
interpret this Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees and costs, incurred in connection therewith, whether such costs and expenses are incurred with or without suit, or before or after judgment.

     18.  Notices.  All notices, approvals, or other communications
          -------
(collectively, the "Notices") under this Agreement shall be in writing and sent by hand-delivery, special courier (for example, Federal Express, UPS or DHL) or facsimile, addressed as follows:

     If to Nutraceutical:
     -------------------

     Nutraceutical Corporation
     P. O. Box 681869
     Park City, Utah  84068
     Attention: Director of Field Sales and Vice President, Legal Affairs Facsimile:___________________

     If to Independent Contractor:
     ----------------------------

     FirstName LastName
     Address
     City,  ST   Zip
     Facsimile:___________________

or to such other address and/or facsimile number as either Party may give notice to the other in the manner provided in this Section 18.

     19.  Captions.  The captions used in this Agreement are for convenience of
          --------
reference only and do not constitute a part of this Agreement and shall be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

     20.  Severability.  Whenever possible, each provision and term of this
          ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provision or terms of this Agreement.

     21.  Modification or Waiver.  No amendment, modification or waiver of this
          ----------------------
Agreement shall be binding or effective for any purpose unless it is made in writing signed by the party against who enforcement of such amendment, modification or waiver is sought. No course of dealing between the parties to this Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement. No delay on the part of Nutraceutical or Independent Contractor in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Nutraceutical or Independent Contractor of any such right or remedy shall preclude other or further exercises thereof. A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

     22.  No Strict Construction.  The language used in this Agreement shall be
          ----------------------
deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

     23.  Governing Law.  All issues and questions concerning the construction,
          -------------
validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Utah, without giving effect to any choice of law or conflict of law rules, or provisions (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                     NUTRACEUTICAL CORPORATION


                                     By:______________________________________
                                        Its:   Senior Vice President --
                                               Marketing & Sales



                                     Federal_Tax_Name



                                     By:_____________________________________
                                          Its:________________________


                                    Federal Tax I.D. Number

     ________________________________________



                                    Approved Agents:



                                    ________________________________________


                                    ________________________________________


                                    ________________________________________


                                    ________________________________________

                                   EXHIBIT A

                     NUTRACEUTICAL'S "TRUE BLUE" COMMITMENT

Nutraceutical sells its "Nutraceutical Family of Brands" products (the "Nutraceutical Products") only to retails stores which meet Nutraceutical's Health Food Retailer Standard.

                         HEALTH FOOD RETAILER STANDARD

Nutraceutical's customers must meet Nutraceutical's Health Food Retailer Standard (the "Standard"), which means they agree in writing to:

SELL FROM A RETAIL STORE. A "retail store" is a self-contained or physically separate business space with a visible sign, regular business hours, its own staff and a separate register. A "retail store" is not a business which is operated from within the confines of a residence.

SELL NATURAL PRODUCTS. The retail store must derive at least 75% of its gross revenues from the sale of natural, nutritional products and related items, including supplements (such as vitamins, minerals, and herbs), or natural food products (such as juices, grocery items and produce), and related literature and consumer products;

OFFER ADEQUATE CUSTOMER SERVICE AND RESOURCES. A retail store may meet this standard either by retaining qualified employees and clerks, offering access to herbalists, nutritionists or similar parties, or making adequate literature available related to the potential benefits of nutritional supplements, whether through computer databases or books and pamphlets; and

MEET IMAGE AND FACING REQUIREMENTS. Nutraceutical may establish minimum image and purchase requirements on a case by case basis, which may include a minimum number of facings of Nutraceutical products, the general cleanliness, image and appearance of the store, and whether the retail store offers products also available in mass-market or other channels of distribution, or otherwise is too closely associated with a separate store or space which does not meet the Standard.

Nutraceutical does not sell Nutraceutical Products domestically to wholesalers, distributors, or buying organizations, and endeavors to prevent Nutraceutical Products from being sold from mass-market retail space, medical or therapeutic clinics or offices, or gyms. The Nutraceutical Family of Brands currently includes Solaray, KAL, Premier One, NaturalMax, Veg Life, and Solar Green.

The Standard is intended to offer flexible criteria which can be used to review individual circumstances on a case by case basis and to balance various competing requirements. In certain circumstances a particular customer may exceed certain minimum requirements, but not meet others. Nutraceutical reserves the right, in its sole discretion, to determine which entities or parties meet the Standard, to monitor whether a party continues to meet the Standard and to modify the Standard from time to time. The creation of the Standard, and its administration and enforcement, shall not be deemed under any circumstances to create any legal rights in any party other than Nutraceutical, or be enforceable by any party other than Nutraceutical. Nutraceutical further reserves the right, in its sole discretion, to sell to any party, to refuse to sell to any party, or to cease selling to any party regardless of whether such party meets the Standard.

                                   EXHIBIT B

              INDEPENDENT CONTRACTOR SALES REPRESENTATIVE, AGENT
                     OR EMPLOYEE ACKNOWLEDGMENT AGREEMENT


     The undersigned_________________________________________ ("Agent"), hereby acknowledges having reviewed and received a copy of the Independent Contractor Sales Agreement between Federal_Tax_Name (the "Independent Contractor") and Nutraceutical Corporation. In consideration of servicing the Nutraceutical account under the direction of Independent Contractor, and for other good and valuable consideration, Agent agrees to be bound by the terms and conditions of the Independent Contractor Sales Agreement as if Agent were signing the same as the Independent Contractor, and Independent Contractor were signing the same as Nutraceutical, and specifically noting numbered Sections 5, 6, 7, and 8. Agent also acknowledges that Nutraceutical is relying upon this Acknowledgment to communicate Confidential Information to Independent Contractor and then to Agent, and Nutraceutical is an intended to be and will be construed as a third party beneficiary of this Agreement.

                                    Dated: ____________________________________

                                    AGENT


                                    Signed: ___________________________________

                                    ___________________________________________
                                                      (print name)


                                    INDEPENDENT CONTRACTOR


                                   Signed:___________________________________
                                          (First Name)           (Last Name)

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